B A R O N

F U N D S®

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron Opportunity Fund

Baron Fifth Avenue Growth Fund

Supplement dated August 22, 2013 to Prospectus dated January 28, 2013

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective October 21, 2013, in connection with the principal investment strategy of Baron Fifth Avenue Growth Fund, the Prospectus of the Baron Funds® (the “Funds”) is modified as follows:

On page 28 of the Prospectus, the first sentence of the paragraph under “Principal Investment Strategies of the Fund” that reads: “The Fund invests primarily in equity securities in the form of common stock of large-sized growth companies with market capitalizations of more than $5 billion at the time of purchase selected for their capital appreciation potential.” is deleted in its entirety and replaced with “The Fund invests primarily in equity securities in the form of common stock of large-sized growth companies with market capitalizations of more than $10 billion at the time of purchase selected for their capital appreciation potential.”

This information supplements the Prospectus dated January 28, 2013. This Supplement and the Prospectus constitute a current prospectus. To request another copy of the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.